Exhibit 99.1

News Release

For more information contact:

Dennis J. Zember Jr.

Executive Vice President & CFO

(229) 890-1111

AMERIS BANCORP REPORTS NET INCOME OF $5.0 MILLION FOR

FIRST QUARTER OF 2007

AMERIS BANCORP (NasdaqGS: ABCB), Moultrie, Georgia, reported net income of $5.0 million, or $0.37 per diluted share, for the quarter ended March 31, 2007, compared to net income of $5.1 million, or $0.39 per diluted share, in the same quarter of 2006.

Growth in Net Interest Income

Ameris reported total net interest income of $18.4 million, an increase of 12.4% over the same period in 2006. Total interest income increased 30.5% to $35.4 million, while total interest expense increased $6.2 million to $17.0 million. For the first quarter of 2007, the Company’s net interest margin improved by 0.07% from the fourth quarter of 2006 to 4.10% as the Company improved several areas affecting profitability on its balance sheet. Although improving slightly, the Company’s net interest margin remains lower than management’s targets due mostly to an unfavorable mix of earning assets during the first quarter of 2007. Average short-term assets comprised approximately 4.6% of total earning assets, while loans comprised only 79.4%.

Operating Income and Expense Trends

Total operating income improved by 16.2% to $4.5 million in the first quarter of 2007 compared to the same quarter in 2006. Service charges on deposit accounts improved by 9.1% to $2.9 million in the period, while income from mortgage banking activities improved substantially to $0.7 million. This increase in mortgage banking activities reflects a 50.4% increase from the same period in 2006 and is a result of renewed sales efforts and an expansion of mortgage banking staff that started late in the fourth quarter of 2006. The Company expects to further refine mortgage sales practices and expand staffing levels throughout the remainder of 2007 and anticipates continued growth in profitability from this division.

Operating expenses during the first quarter of 2007 increased by 19.5% to $14.4 million when compared to the same quarter in 2006. Operating expenses in the first quarter of 2007 include the operating expenses of the recently acquired Islands Bancorp and some recent staff additions to quickly expedite expansion of the desired franchise in several South Carolina markets. Total new operating expenses related to the expansion in South Carolina amounted to approximately $1.1 million for the first quarter. Growth in operating expenses exclusive of these new costs amounted to approximately 10.4% when compared to the first quarter of 2006.

In addition to the new costs related to the Islands acquisition, salaries and employee benefits include a one-time charge of approximately $300,000 for anticipated severance expenses associated with the Company’s recent corporate restructuring. In an earlier press release, Ameris announced plans to consolidate certain operational functions across its banking footprint into several customer support centers. This move along with the expansion of sales and training roles is expected to be completed during the second half of 2007.

Balance Sheet Growth, Healthy Loan Pipelines

Total assets grew to $2.04 billion at the end of the first quarter compared to $1.74 billion at the same time in 2006, an increase of 17.5%. Loans increased during the period by 19.0% to $1.48 billion as the Company continued to see strong loan growth from across its footprint. Deposits ended the first quarter of 2007 at $1.72 billion, representing growth of $298 million, or 21.0%, when compared to the same period in 2006. Demand deposits (interest bearing and non-interest bearing) increased 26.0% to $778.4 million compared to $617.6 million at March 31, 2006. Growth rates in loans and deposits include the recent Islands acquisition that added approximately $63 million in loans and $67 million in deposits. Excluding these acquired loans and deposits, Ameris reported internal growth rates of 13.9% and 16.2% in loans and deposits, respectively, compared to March 31, 2006 balances. The Company attributes its internal growth rates to successful efforts to hire experienced local producers in markets where growth opportunities warrant the additional investments. These successful recruiting efforts along with efforts to improve production levels among existing officers has contributed to strong levels of loan growth over the past year as well as strong loan production pipelines heading into the remainder of 2007.

Credit Quality Trends

The Company’s credit quality declined slightly during the first quarter as the Company reported 0.67% of non-performing assets to total loans compared to 0.60% at December 31, 2006 and 0.90% at March 31, 2006. The reserve for loan losses amounted to 1.70% of total loans at the end of the first quarter of 2006 compared to 1.72% at December 31, 2006. Annualized net charge-offs for the quarter were 0.07% compared to 0.10% reported during 2006.

Ameris Bancorp is headquartered in Moultrie, Georgia, and has 46 locations in Georgia, Alabama, northern Florida and South Carolina.

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Ameris Bancorp Common Stock is quoted on the NASDAQ Global Select Market under the symbol “ABCB”. The preceding release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2007	Dec. 2006	Sept. 2006	June 2006	Mar. 2006
EARNINGS
Net Income	$5,024	$5,759	$5,954	$5,315	$5,100

PER COMMON SHARE DATA
Earnings per share:
Basic	0.37	0.44	0.46	0.41	0.39
Diluted	0.37	0.43	0.45	0.40	0.39
Cash Dividends per share	0.14	0.14	0.14	0.14	0.14
Book value per share (period end)	13.51	13.24	12.31	11.75	11.68
Tangible book value per share (period end)	9.06	8.88	8.58	7.99	7.86
Weighted average number of shares:
Basic	13,443,850	13,044,493	13,022,400	12,985,424	12,951,765
Diluted	13,667,509	13,269,289	13,226,055	13,139,130	13,102,633
Period-end number of shares	13,527,520	13,553,002	13,033,193	13,021,510	12,967,576
Market data:
High closing price	28.32	29.13	27.91	23.24	23.29
Low closing price	23.25	25.90	21.09	20.23	19.71
Period end closing price	24.48	28.18	27.21	23.14	23.26
Average daily volume	41,130	23,016	36,957	21,949	15,952

PERFORMANCE RATIOS
Return on average assets	1.01%	1.17%	1.28%	1.23%	1.20%
Return on average equity	11.22%	13.51%	15.46%	14.10%	13.66%
Earning asset yield (TE)	7.85%	7.64%	7.73%	7.58%	7.13%
Total cost of funds	3.79%	3.65%	3.50%	3.10%	2.83%
Net interest margin (TE)	4.10%	4.03%	4.26%	4.50%	4.32%
Non-interest income excluding securities transactions, as a percent of total revenue (TE)	11.29%	17.02%	13.82%	11.50%	12.48%
Efficiency ratio	62.95%	62.66%	58.24%	57.97%	59.57%

CAPITAL ADEQUACY
Equity to assets	8.95%	8.78%	8.25%	8.58%	8.71%
Tangible common equity to assets	6.18%	6.07%	5.90%	6.00%	6.03%

OTHER PERIOD-END DATA
FTE Headcount	600	600	588	585	584
Assets per FTE	$3,405	$3,405	$3,309	$3,048	$2,978
Branch locations	46	44	43	42	42
Deposits per branch location	$37,369	$38,940	$38,162	$34,432	$33,836

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2007	Dec. 2006	Sept. 2006	June 2006	Mar. 2006
INCOME STATEMENT

Interest income
Interest and fees on loans	$30,760	$29,175	$28,553	$26,355	$23,476
Interest on taxable securities	3,337	3,032	2,986	2,950	2,742
Interest on nontaxable securities	179	174	156	127	98
Interest on deposits in other banks	1,042	1,626	899	390	667
Interest on federal funds sold	91	73	30	—	158

Total interest income	35,408	34,080	32,624	29,822	27,141

Interest expense
Interest on deposits	15,205	14,392	12,600	9,979	8,628
Interest on federal funds purchased and securities sold under agreements to repurchase	59	62	37	48	33
Interest on other borrowings	1,727	1,713	2,090	2,122	2,088

Total interest expense	16,991	16,167	14,727	12,149	10,749

Net interest income	18,418	17,914	17,897	17,673	16,392
Provision for loan losses	507	713	713	901	510

Net interest income after provision for loan losses	17,910	17,201	17,184	16,772	15,882

Noninterest income
Service charges on deposit accounts	2,870	3,665	2,978	2,926	2,631
Mortgage banking activity	683	639	547	494	454
Other non-interest income	972	2,718	1,730	430	800
Gain (loss) on sale of securities	—	—	(3)	(314)	9

Total noninterest income	4,525	7,023	5,252	3,536	3,894

Noninterest expense
Salaries and employee benefits	7,732	7,445	7,131	6,042	6,624
Equipment and occupancy expense	1,676	2,281	1,658	1,544	1,353
Amortization of intangible assets	324	322	344	232	209
Other operating expenses	4,711	5,578	4,348	4,476	3,899

Total noninterest expense	14,443	15,626	13,481	12,294	12,085

Operating Profit	7,992	8,597	8,955	8,014	7,691
Provision for income taxes	2,968	2,838	3,001	2,699	2,591

Net Income	$5,024	$5,759	$5,954	$5,315	$5,100

Diluted earnings per share	0.37	0.43	0.45	0.40	0.39

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Mar. 2007	Dec. 2006	Sept. 2006	June 2006	Mar. 2006
PERIOD-END BALANCE SHEET

Assets
Cash and due from banks	$56,104	$70,041	$54,093	$63,894	$67,570
Federal funds sold & interest bearing balances	94,496	135,232	148,118	26,642	56,998
Securities available for sale, at fair value	300,101	282,972	266,546	257,283	273,031

Loans	1,475,869	1,442,951	1,373,071	1,330,713	1,240,436
Less: allowance for loan losses	25,113	24,863	23,905	23,366	22,616

Loans, net	1,450,756	1,418,088	1,349,166	1,307,347	1,217,820

Premises and equipment, net	47,251	46,604	42,266	40,625	40,194
Intangible assets, net	5,775	6,099	5,640	5,971	6,203
Goodwill	54,419	52,991	42,933	42,933	43,304
Other assets	33,975	30,771	37,142	38,649	33,771

Total Assets	$2,042,877	$2,042,798	$1,945,904	$1,783,344	$1,738,891

Liabilities
Deposits:
Noninterest-bearing demand	$204,309	$225,095	$226,939	$201,489	$193,869
Interest-bearing demand	574,089	544,005	517,300	418,310	423,682
Savings	64,182	63,254	66,645	71,873	73,532
Time deposits	876,391	880,995	830,082	754,456	730,023

Total deposits Total deposits	1,718,971	1,713,349	1,640,966	1,446,128	1,421,106
Federal funds purchased & securities sold under agreements to repurchase	5,370	15,933	6,725	3,769	8,502
Other borrowings	76,485	75,591	76,287	124,094	100,095
Other liabilities	17,018	16,209	19,217	15,629	17,036
Subordinated deferrable interest debentures	42,269	42,269	42,269	40,722	40,722

Total liabilities	1,860,113	1,863,351	1,785,464	1,630,342	1,587,461

Stockholders' equity
Common stock	14,850	14,876	14,356	14,340	14,286
Capital surplus	81,620	82,129	67,728	67,352	67,097
Retained earnings	98,631	95,523	91,589	87,466	83,970
Accumulated other comprehensive loss	(1,744)	(2,489)	(2,640)	(5,675)	(3,442)
Less treasury stock	(10,593)	(10,593)	(10,593)	(10,481)	(10,481)

Total stockholders' equity	182,764	179,447	160,440	153,002	151,430

Total liabilities and stockholders' equity	$2,042,877	$2,042,798	$1,945,904	$1,783,344	$1,738,891

Other Data
Earning Assets	1,870,466	1,861,155	1,787,735	1,614,638	1,570,465
Intangible Assets	60,193	59,091	48,573	48,904	49,507
Interest bearing liabilities	1,638,786	1,622,047	1,539,308	1,413,224	1,376,556
Average Assets	2,017,400	1,946,772	1,851,073	1,733,204	1,723,611
Average Stockholders' Equity	181,645	169,135	152,775	151,175	151,429

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2007	Dec. 2006	Sept. 2006	June 2006	Mar. 2006
ASSET QUALITY INFORMATION

Allowance for loan losses
Balance at beginning of period	$24,863	$23,905	$23,366	$22,616	$22,294
Acquired Reserves	—	1,024	—	—	—
Provision for loan loss	507	713	713	901	510
Charge-offs	787	1,635	744	339	1,419
Recoveries	530	856	570	188	1,231

Net charge-offs (recoveries)	257	779	174	151	188
Ending balance	$25,113	$24,863	$23,905	$23,366	$22,616

As a percentage of loans	1.70%	1.72%	1.74%	1.76%	1.82%
As a percentage of nonperforming loans	282.46%	361.54%	283.37%	316.74%	231.67%
As a percentage of nonperforming assets	252.93%	285.29%	237.91%	250.95%	203.05%

Net Charge-off information
Charge-offs
Commercial	$353	$1,078	$300	$153	$181
Installment	146	385	159	167	163
Real Estate	288	145	280	14	1,005
Agriculture	—	7	4	3	—
Other	—	20	1	2	70

Total charge-offs	787	1,635	744	339	1,419

Recoveries
Commercial	357	356	481	55	636
Installment	121	107	61	62	247
Real Estate	51	362	21	27	335
Agriculture	0	31	4	32	—
Other	—	—	3	12	13

Total recoveries	530	856	570	188	1,231

Net charge-offs (recoveries)	$257	$779	$174	$151	$188

Non-accrual loans	8,891	6,877	8,436	7,377	9,762
Foreclosed assets	1,038	1,838	1,612	1,934	1,376
Total non-performing assets	9,929	8,715	10,048	9,311	11,138
Non-performing assets as a percent of loans and foreclosed assets	0.67%	0.60%	0.73%	0.70%	0.90%
Net charge offs as a percent of loans (Annualized)	0.07%	0.22%	0.05%	0.05%	0.06%

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2007	Dec. 2006	Sept. 2006	June 2006	Mar. 2006
AVERAGE BALANCES
Short term assets	$85,297	$126,332	$64,374	$25,277	$69,529
Investment securities	292,979	272,769	266,450	270,842	265,680
Loans	1,458,725	1,377,824	1,351,601	1,289,354	1,213,916

Total Earning Assets	1,837,001	1,776,925	1,682,425	1,585,473	1,549,125

Noninterest bearing deposits	199,779	199,812	180,932	188,562	190,075
Interest bearing deposits	554,530	521,539	476,371	417,953	409,215
Savings	62,933	64,450	70,282	73,368	73,062
CDs	875,003	841,387	801,856	738,859	707,895

Deposits	1,692,245	1,627,188	1,529,441	1,418,742	1,380,247

FHLB advances	71,547	71,087	86,141	101,044	100,866
Subordinated debentures	42,269	42,269	43,580	40,722	40,722
Other borrowings	13,745	14,810	11,884	12,737	17,664

Total non-deposit funding	127,561	128,166	141,605	154,503	159,252

Total funding	$1,819,806	$1,755,354	$1,671,046	$1,573,245	$1,539,499

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2007	Dec. 2006	Sept. 2006	June 2006	Mar. 2006
INTEREST INCOME/EXPENSE
Short term assets	$1,133	$1,699	$929	$390	$825
Investment securities (TE)	3,612	3,294	3,223	3,143	2,890
Loans (TE)	30,810	29,239	28,622	26,419	23,529

Total Earning Assets	35,555	34,232	32,774	29,952	27,244

Noninterest bearing deposits	—	—	—	—	—
Interest bearing deposits	4,183	3,866	3,120	2,045	1,635
Savings	164	178	193	186	174
CDs	10,858	10,349	9,287	7,748	6,819

Deposits	15,205	14,392	12,600	9,979	8,628

FHLB advances	888	899	1,087	1,131	1,129
Subordinated debentures	754	724	916	909	884
Other borrowings	144	152	124	130	108

Total non-deposit funding	1,786	1,775	2,127	2,170	2,121

Total funding	$16,991	$16,167	$14,727	$12,149	$10,749

Net Interest Income (TE)	$18,565	$18,065	$18,047	$17,803	$16,495

AMERIS BANCORP

FINANCIAL HIGHLIGHTS

(unaudited)

(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	Mar. 2007	Dec. 2006	Sept. 2006	June 2006	Mar. 2006
YIELDS (1)

Short term assets	5.39%	5.34%	5.73%	6.19%	4.81%
Investment securities	5.00%	4.79%	4.80%	4.65%	4.41%
Loans	8.57%	8.42%	8.40%	8.22%	7.86%
Total Earning Assets (2)	7.85%	7.64%	7.73%	7.58%	7.13%

Noninterest bearing deposits
Interest bearing deposits	3.06%	2.94%	2.60%	1.96%	1.62%
Savings	1.06%	1.09%	1.09%	1.02%	0.97%
CDs	5.03%	4.88%	4.59%	4.21%	3.91%
Deposits	3.64%	3.51%	3.27%	2.82%	2.54%

FHLB advances	5.03%	5.02%	5.01%	4.49%	4.54%
Subordinated debentures	7.23%	6.80%	8.34%	8.95%	8.80%
Other borrowings	4.25%	4.07%	4.14%	4.09%	2.48%
Total non-deposit funding	5.68%	5.49%	5.96%	5.63%	5.40%

Total funding (3)	3.79%	3.65%	3.50%	3.10%	2.83%

Net interest spread	4.06%	3.99%	4.23%	4.48%	4.30%

Net interest margin	4.10%	4.03%	4.26%	4.50%	4.32%

(1)	Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 34%.
(2)	Rate calculated based on average earning assets.
(3)	Rate calculated based on average interest bearing liabilities.